Exhibit 99.2

Quarterly Financial Supplement
For the Period Ended June 30, 2011
(NYSE:  NFP)

Investor Relations Contact:
Abbe F. Goldstein, CFA
(212) 301-4011
ir@nfp.com

This Quarterly Financial Supplement (“QFS”) includes historical and forward-looking non-GAAP financial measures called cash earnings, cash earnings per diluted share, Adjusted EBITDA, adjusted income before management fees, management fees (excluding the accelerated vesting of certain RSUs), and percentages or calculations using these measures.  The Company believes these non-GAAP financial measures provide additional meaningful methods of evaluating certain aspects of the Company’s operating performance from period to period on a basis that may not be otherwise apparent under GAAP.  Cash earnings is defined as net income excluding amortization of intangibles, depreciation, the after-tax impact of the impairment of goodwill and intangible assets, the after-tax impact of non-cash interest expense and the after-tax impact of certain non-recurring items.  Cash earnings per diluted share is calculated by dividing cash earnings by the number of weighted average diluted shares outstanding for the period indicated.  Cash earnings and cash earnings per diluted share should not be viewed as substitutes for net income and net income per diluted share, respectively.  Adjusted EBITDA is defined as net income excluding income tax expense, interest income, interest expense, gain on early extinguishment of debt, other, net, amortization of intangibles, depreciation, impairment of goodwill and intangible assets, (gain) loss on sale of businesses, the pre-tax impact of the accelerated vesting of certain RSUs and any change in estimated contingent consideration amounts recorded in accordance with purchase accounting that have been subsequently adjusted and recorded in the consolidated statement of operations. Adjusted EBITDA should not be viewed as a substitute for net income.  Adjusted income before management fees is defined as income before management fees excluding corporate income.  Adjusted income before management fees should not be viewed as a substitute for income from operations.  Management fees (excluding accelerated vesting of certain RSUs) shows management fees without the one-time impact of the accelerated vesting of certain RSUs on September 17, 2010.  Management fees (excluding the accelerated vesting of certain RSUs) should not be viewed as a substitute for management fees.  A reconciliation of these non-GAAP financial measures to their GAAP counterparts is provided in this QFS, which is available on the Investor Relations section of the Company’s Web site at www.nfp.com.

This QFS contains statements which are forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, without limitation, any statement that may project, indicate or imply future results, events, performance or achievements, and may contain the words "anticipate," "expect," "intend," "plan," "believe," "estimate," "may," "project," "will," "continue" and similar expressions of a future or forward-looking nature. Forward-looking statements may include discussions concerning revenue, expenses, earnings, cash flow, impairments, losses, dividends, capital structure, market and industry conditions, premium and commission rates, interest rates, contingencies, the direction or outcome of regulatory investigations and litigation, income taxes and the Company’s operations or strategy.  These forward-looking statements are based on management’s current views with respect to future results. Forward-looking statements are based on beliefs and assumptions made by management using currently-available information, such as market and industry materials, experts’ reports and opinions, and current financial trends. These statements are only predictions and are not guarantees of future performance. Forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those contemplated by a forward-looking statement. These risks and uncertainties include, without limitation: (1) NFP’s ability, through its operating structure, to respond quickly to operational, financial or regulatory situations impacting its businesses; (2) the ability of the Company’s businesses to perform successfully following acquisition, inlcuding through the diversification of product and service offerings, and NFP’s ability to manage its business effectively and profitably through its principals and the Company’s reportable segments; (3) the ability of the Company to execute on its strategy of increasing recurring revenue; (4) any losses that NFP may take with respect to dispositions, restructures or otherwise; (5) an economic environment that results in fewer sales of financial products or services; (6) the impact of the adoption or change in interpretation of certain accounting treatments or policies and changes in underlying assumptions relating to such treatments or policies, which may lead to adverse financial statement results; (7) NFP’s success in acquiring and retaining high-quality independent financial services businesses; (8) the effectiveness or financial impact of NFP’s incentive plans; (9) changes that adversely affect NFP’s ability to manage its indebtedness or capital structure, including changes in interest rates or credit market conditions; (10) adverse developments in the Company’s markets, such as those related to compensation agreements with insurance companies or activities within the life settlements industry, which could result in decreased sales of financial products or services; (11) NFP’s ability to operate effectively within the restrictive covenants of its credit facility; (12) adverse results or other consequences from litigation, arbitration, settlements, regulatory investigations or compliance initiatives, including those related to business practices, compensation agreements with insurance companies, policy rescissions or chargebacks or activities within the life settlements industry; (13) the impact of capital markets behavior, such as fluctuations in the price of NFP’s common stock, the dilutive impact of capital raising efforts or the impact of refinancing transactions; (14) the impact of legislation or regulations on NFP’s businesses, such as the possible adoption of exclusive federal regulation over interstate insurers, the uncertain impact of legislation regulating the financial services industry, such as the recent Dodd-Frank Wall Street Reform and Consumer Protection Act, the impact of newly-adopted healthcare legislation and resulting changes in business practices, or changes in regulations affecting the value or use of benefits programs, any of which may adversely affect the demand for or profitability of the Company’s services; (15) developments in the availability, pricing, design, tax treatment or underwriting of insurance products, revisions in mortality tables by life expectancy underwriters or changes in the Company’s relationships with insurance companies; (16) changes in premiums and commission rates or the rates of other fees paid to the Company’s businesses; (17) the reduction of the Company’s revenue and earnings due to the elimination or modification of compensation arrangements, including contingent compensation arrangements and the adoption of internal initiatives to enhance compensation transparency, including the transparency of fees paid for life settlements transactions; (18) the occurrence of adverse economic conditions or an adverse regulatory climate in New York, Florida or California; (19) the loss of services of key members of senior management; (20) the Company’s ability to compete against competitors with greater resources, such as those with greater name recognition; and (21) the Company’s ability to effect smooth succession planning.

Additional factors are set forth in NFP’s filings with the Securities and Exchange Commission (the “SEC”), including its Annual Report on Form 10-K for the year ended December 31, 2010, filed with the SEC on February 10, 2011.

Forward-looking statements speak only as of the date on which they are made. NFP expressly disclaims any obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

CONDENSED STATEMENTS OF OPERATIONS AND OTHER FINANCIAL METRICS - CONSOLIDATED
(Unaudited - in thousands)
	For the Three Months Ended		For the Year-to-Date Period Ended
	June 30,	June 30,	June 30,	June 30,
	2011	2010	2011	2010
Revenue:
Commissions and fees	$239,435	$234,890	$472,699	$460,163

Operating expenses:
Commissions and fees	76,888	73,421	155,985	141,727
Compensation expense	63,629	63,722	130,518	128,990
Non-compensation expense	36,955	38,914	75,580	79,363
Management fees	31,889	32,534	56,508	56,184
Amortization of intangibles	7,897	8,206	15,859	16,544
Depreciation	3,037	3,005	6,114	6,011
Impairment of goodwill and intangible assets	920	—	920	2,901
Loss (gain) on sale of businesses, net	13	(7,690)	13	(9,921)
Total operating expenses	221,228	212,112	441,497	421,799
Income from operations	18,207	22,778	31,202	38,364

Non-operating income and expenses
Interest income	926	888	1,900	1,776
Interest expense	(3,974)	(4,880)	(7,745)	(9,459)
Gain on early extinguishment of debt	—	—	—	—
Other, net	1,328	2,013	4,516	2,671
Non-operating income and expenses, net	(1,720)	(1,979)	(1,329)	(5,012)
Income before income taxes	16,487	20,799	29,873	33,352

Income tax expense	6,997	8,730	13,505	14,293
Net Income	$9,490	$12,069	$16,368	$19,059

Cash Earnings Reconciliation
GAAP net income	$9,490	$12,069	$16,368	$19,059
Amortization of intangibles	7,897	8,206	15,859	16,544
Depreciation	3,037	3,005	6,114	6,011
Impairment of goodwill and intangible assets	920	—	920	2,901
Tax benefit of impairment of goodwill and intangible assets	(364)	88	(364)	(1,030)
Non-cash interest, net of tax	637	1,838	1,268	3,704
Accelerated vesting of certain RSUs, net of tax	—	—	—	—
Gain on early extinguishment of debt, net of tax	—	—	—	—
Cash earnings	$21,617	$25,206	$40,165	$47,189

Adjusted EBITDA Reconciliation
GAAP net income	$9,490	$12,069	$16,368	$19,059
Income tax expense	6,997	8,730	13,505	14,293
Interest income	(926)	(888)	(1,900)	(1,776)
Interest expense	3,974	4,880	7,745	9,459
Gain on early extinguishment of debt	—	—	—	—
Other, net	(1,328)	(2,013)	(4,516)	(2,671)
Income from operations	18,207	22,778	31,202	38,364
Amortization of intangibles	7,897	8,206	15,859	16,544
Depreciation	3,037	3,005	6,114	6,011
Impairment of goodwill and intangible assets	920	—	920	2,901
Loss (gain) on sale of businesses, net	13	(7,690)	13	(9,921)
Accelerated vesting of certain RSUs	—	—	—	—
Adjusted EBITDA	$30,074	$26,299	$54,108	$53,899
Adjusted EBITDA as a % of revenue	12.6%	11.2%	11.4%	11.7%

Calculation of Management Fees %
Income from operations	$18,207	$22,778	$31,202	$38,364
Basic management fees	29,433	29,349	52,811	52,287
Principal Incentive Plan (PIP) management fees	1,163	1,933	1,599	(1,165)
Stock-based compensation management fees	—	1,144	30	2,467
Accelerated vesting of certain RSUs	—	—	—	—
Incentive and other management fees	1,293	108	2,068	2,595
Total management fees	31,889	32,534	56,508	56,184
Amortization of intangibles	7,897	8,206	15,859	16,544
Depreciation	3,037	3,005	6,114	6,011
Impairment of goodwill and intangible assets	920	—	920	2,901
Loss (gain) on sale of businesses, net	13	(7,690)	13	(9,921)
Income before management fees	61,963	58,833	110,616	110,083
Corporate income	5,907	8,089	15,866	16,971
Adjusted income before management fees	$67,870	$66,922	$126,482	$127,054

Basic management fees as % of adjusted income before management fees	43.4%	43.9%	41.8%	41.2%

Total management fees as % of adjusted income before management fees	47.0%	48.6%	44.7%	44.2%

Total management fees (excluding accelerated vesting of certain RSUs)	$31,889	$32,534	$56,508	$56,184

Total management fees (excluding accelerated vesting of certain RSUs) as % of adjusted income before management fees	47.0%	48.6%	44.7%	44.2%

CONDENSED STATEMENTS OF OPERATIONS AND OTHER FINANCIAL METRICS FOR - CORPORATE CLIENT GROUP
(Unaudited - in thousands)
	For the Three Months Ended		For the Year-to-Date Period Ended
	June 30,	June 30,	June 30,	June 30,
	2011	2010	2011	2010
Revenue:
Commissions and fees	$94,315	$89,516	$189,865	$184,763

Operating expenses:
Commissions and fees	8,667	8,299	19,661	16,262
Compensation expense	33,625	32,296	67,540	65,392
Non-compensation expense	17,962	18,832	36,098	38,428
Management fees	17,347	15,045	31,860	30,171
Amortization of intangibles	5,129	5,253	10,280	10,601
Depreciation	1,615	1,516	3,238	3,075
Impairment of goodwill and intangible assets	—	—	—	1,931
Gain on sale of businesses, net	(47)	(6,841)	(47)	(8,162)
Total operating expenses	84,298	74,400	168,630	157,698
Income from operations	$10,017	$15,116	$21,235	$27,065

Adjusted EBITDA Reconciliation
Income from operations	$10,017	$15,116	$21,235	$27,065
Amortization of intangibles	5,129	5,253	10,280	10,601
Depreciation	1,615	1,516	3,238	3,075
Impairment of goodwill and intangible assets	—	—	—	1,931
Gain on sale of businesses, net	(47)	(6,841)	(47)	(8,162)
Accelerated vesting of certain RSUs	—	—	—	—
Adjusted EBITDA	$16,714	$15,044	$34,706	$34,510
Adjusted EBITDA as a % of revenue	17.7%	16.8%	18.3%	18.7%

Calculation of Management Fees %
Income from operations	$10,017	$15,116	$21,235	$27,065
Basic management fees	15,878	13,054	29,294	26,730
Principal Incentive Plan (PIP) management fees	878	790	1,260	307
Stock-based compensation management fees	(6)	583	(6)	1,381
Accelerated vesting of certain RSUs	—	—	—	—
Incentive and other management fees	597	618	1,312	1,753
Total management fees	17,347	15,045	31,860	30,171
Amortization of intangibles	5,129	5,253	10,280	10,601
Depreciation	1,615	1,516	3,238	3,075
Impairment of goodwill and intangible assets	—	—	—	1,931
Gain on sale of businesses, net	(47)	(6,841)	(47)	(8,162)
Income before management fees	34,061	30,089	66,566	64,681
Corporate income	6,232	6,447	13,358	12,988
Adjusted income before management fees	$40,293	$36,536	$79,924	$77,669

Basic management fees as % of adjusted income before management fees	39.4%	35.7%	36.7%	34.4%

Total management fees as % of adjusted income before management fees	43.1%	41.2%	39.9%	38.8%

Total management fees (excluding accelerated vesting of certain RSUs)	$17,347	$15,045	$31,860	$30,171

Total management fees (excluding accelerated vesting of certain RSUs) as % of adjusted income before management fees	43.1%	41.2%	39.9%	38.8%

CONDENSED STATEMENTS OF OPERATIONS AND OTHER FINANCIAL METRICS FOR - INDIVIDUAL CLIENT GROUP
(Unaudited - in thousands)
	For the Three Months Ended		For the Year-to-Date Period Ended
	June 30,	June 30,	June 30,	June 30,
	2011	2010	2011	2010
Revenue:
Commissions and fees	$81,903	$91,377	$159,656	$170,071

Operating expenses:
Commissions and fees	15,887	20,246	34,277	38,618
Compensation expense	26,144	27,814	55,104	56,056
Non-compensation expense	15,014	16,857	32,030	34,312
Management fees	14,542	17,489	24,648	26,013
Amortization of intangibles	2,768	2,953	5,579	5,943
Depreciation	1,126	1,155	2,282	2,280
Impairment of goodwill and intangible assets	920	—	920	970
Loss (gain) on sale of businesses, net	60	(849)	60	(1,759)
Total operating expenses	76,461	85,665	154,900	162,433
Income from operations	$5,442	$5,712	$4,756	$7,638

Adjusted EBITDA Reconciliation
Income from operations	$5,442	$5,712	$4,756	$7,638
Amortization of intangibles	2,768	2,953	5,579	5,943
Depreciation	1,126	1,155	2,282	2,280
Impairment of goodwill and intangible assets	920	—	920	970
Loss on sale of businesses, net	60	(849)	60	(1,759)
Accelerated vesting of certain RSUs	—	—	—	—
Adjusted EBITDA	$10,316	$8,971	$13,597	$15,072
Adjusted EBITDA as a % of revenue	12.6%	9.8%	8.5%	8.9%

Calculation of Management Fees %
Income from operations	$5,442	$5,712	$4,756	$7,638
Basic management fees	13,555	16,295	23,517	25,557
Principal Incentive Plan (PIP) management fees	285	1,143	339	(1,472)
Stock-based compensation management fees	6	561	36	1,086
Accelerated vesting of certain RSUs	—	—	—	—
Incentive and other management fees	696	(510)	756	842
Total management fees	14,542	17,489	24,648	26,013
Amortization of intangibles	2,768	2,953	5,579	5,943
Depreciation	1,126	1,155	2,282	2,280
Impairment of goodwill and intangible assets	920	—	920	970
Loss (gain) on sale of businesses, net	60	(849)	60	(1,759)
Income before management fees	24,858	26,460	38,245	41,085
Corporate income	2,719	3,926	8,313	8,300
Adjusted income before management fees	$27,577	$30,386	$46,558	$49,385

Basic management fees as % of adjusted income before management fees	49.2%	53.6%	50.5%	51.8%

Total management fees as % of adjusted income before management fees	52.7%	57.6%	52.9%	52.7%

Total management fees (excluding accelerated vesting of certain RSUs)	$14,542	$17,489	$24,648	$26,013

Total management fees (excluding accelerated vesting of certain RSUs) as % of adjusted income before management fees	52.7%	57.6%	52.9%	52.7%

CONDENSED STATEMENTS OF OPERATIONS AND OTHER FINANCIAL METRICS FOR - ADVISOR SERVICES GROUP
(Unaudited - in thousands)
	For the Three Months Ended		For the Year-to-Date Period Ended
	June 30,	June 30,	June 30,	June 30,
	2011	2010	2011	2010
Revenue:
Commissions and fees	$63,217	$53,997	$123,178	$105,329

Operating expenses:
Commissions and fees	52,334	44,876	102,047	86,847
Compensation expense	3,860	3,612	7,874	7,542
Non-compensation expense	3,979	3,225	7,452	6,623
Management fees	—	—	—	—
Amortization of intangibles	—	—	—	—
Depreciation	296	334	594	656
Impairment of goodwill and intangible assets	—	—	—	—
Gain on sale of businesses, net	—	—	—	—
Total operating expenses	60,469	52,047	117,967	101,668
Income from operations	$2,748	$1,950	$5,211	$3,661

Adjusted EBITDA Reconciliation
Income from operations	$2,748	$1,950	$5,211	$3,661
Amortization of intangibles	—	—	—	—
Depreciation	296	334	594	656
Impairment of goodwill and intangible assets	—	—	—	—
Gain on sale of businesses, net	—	—	—	—
Accelerated vesting of certain RSUs	—	—	—	—
Adjusted EBITDA	$3,044	$2,284	$5,805	$4,317
Adjusted EBITDA as a % of revenue	4.8%	4.2%	4.7%	4.1%

Calculation of Management Fees %
Income from operations	$2,748	$1,950	$5,211	$3,661
Basic management fees	—	—	—	—
Principal Incentive Plan (PIP) management fees	—	—	—	—
Stock-based compensation management fees	—	—	—	—
Accelerated vesting of certain RSUs	—	—	—	—
Incentive and other management fees	—	—	—	—
Total management fees	—	—	—	—
Amortization of intangibles	—	—	—	—
Depreciation	296	334	594	656
Impairment of goodwill and intangible assets	—	—	—	—
Gain on sale of businesses, net	—	—	—	—
Income before management fees	3,044	2,284	5,805	4,317
Corporate income (1)	(3,044)	(2,284)	(5,805)	(4,317)
Adjusted income before management fees	$—	$—	$—	$—

Basic management fees as % of adjusted income before management fees	NM	NM	NM	NM

Total management fees as % of adjusted income before management fees	NM	NM	NM	NM

Total management fees (excluding accelerated vesting of certain RSUs)	$—	$—	$—	$—

Total management fees (excluding accelerated vesting of certain RSUs) as % of adjusted income before management fees	NM	NM	NM	NM

NM indicates metric not meaningful
(1) Represents non-management fee generating income

CONDENSED STATEMENTS OF OPERATIONS, ADJUSTED EBITDA AND ORGANIC REVENUE GROWTH
(Unaudited - dollars in thousands)

FOR QUARTERLY PERIODS
	Corporate Client Group For the Three Months Ended		Individual Client Group For the Three Months Ended		Advisor Services Group For the Three Months Ended		Total For the Three Months Ended
	June 30,	June 30,	June 30,	June 30,	June 30,	June 30,	June 30,	June 30,
	2011	2010	2011	2010	2011	2010	2011	2010
Revenue:
Commissions and fees	$94,315	$89,516	$81,903	$91,377	$63,217	$53,997	$239,435	$234,890

Operating expenses:
Commissions and fees	8,667	8,299	15,887	20,246	52,334	44,876	76,888	73,421
Compensation expense	33,625	32,296	26,144	27,814	3,860	3,612	63,629	63,722
Non-compensation expense	17,962	18,832	15,014	16,857	3,979	3,225	36,955	38,914
Management fees	17,347	15,045	14,542	17,489	—	—	31,889	32,534
Amortization of intangibles	5,129	5,253	2,768	2,953	—	—	7,897	8,206
Depreciation	1,615	1,516	1,126	1,155	296	334	3,037	3,005
Impairment of goodwill and intangible assets	—	—	920	—	—	—	920	—
(Gain) loss on sale of businesses, net	(47)	(6,841)	60	(849)	—	—	13	(7,690)
Total operating expenses	84,298	74,400	76,461	85,665	60,469	52,047	221,228	212,112
Income from operations	$10,017	$15,116	$5,442	$5,712	$2,748	$1,950	$18,207	$22,778

	For the Three Months Ended
	June 30,		June 30,
	2011		2010

Revenue
Corporate Client Group	$94,315	39.4%	$89,516	38.1%
Individual Client Group	81,903	34.2%	91,377	38.9%
Advisor Services Group	63,217	26.4%	53,997	23.0%
Consolidated	$239,435	100.0%	$234,890	100.0%

Adjusted EBITDA (1)
Corporate Client Group	$16,714	55.6%	$15,044	57.2%
Individual Client Group	10,316	34.3%	8,971	34.1%
Advisor Services Group	3,044	10.1%	2,284	8.7%
Consolidated	$30,074	100.0%	$26,299	100.0%

	For the Three Months Ended
	June 30,	June 30,
	2011	2010
Organic revenue
Corporate Client Group	5.6%	3.7%
Individual Client Group	-10.3%	5.5%
Advisor Services Group	17.1%	16.0%
Consolidated	2.0%	7.3%

(1) The reconciliation of Adjusted EBITDA per reportable segment does not include the following items, which are not allocated to any of the Company’s reportable segments: income tax expense, interest income, interest expense, gain on early extinguishment of debt and other, net.  These items are included in the reconciliation of Adjusted EBITDA to net income on a consolidated basis.

CONDENSED STATEMENTS OF OPERATIONS, ADJUSTED EBITDA AND ORGANIC REVENUE GROWTH
(Unaudited - dollars in thousands)

YEAR TO DATE

	Corporate Client Group		Individual Client Group		Advisor Services Group		Total
	For the Six Months Ended		For the Six Months Ended		For the Six Months Ended		For the Six Months Ended
	June 30,	June 30,	June 30,	June 30,	June 30,	June 30,	June 30,	June 30,
	2011	2010	2011	2010	2011	2010	2011	2010

Revenue:
Commissions and fees	$189,865	$184,763	$159,656	$170,071	$123,178	$105,329	$472,699	$460,163

Operating expenses:
Commissions and fees	19,661	16,262	34,277	38,618	102,047	86,847	155,985	141,727
Compensation expense	67,540	65,392	55,104	56,056	7,874	7,542	130,518	128,990
Non-compensation expense	36,098	38,428	32,030	34,312	7,452	6,623	75,580	79,363
Management fees	31,860	30,171	24,648	26,013	—	—	56,508	56,184
Amortization of intangibles	10,280	10,601	5,579	5,943	—	—	15,859	16,544
Depreciation	3,238	3,075	2,282	2,280	594	656	6,114	6,011
Impairment of goodwill and intangible assets	—	1,931	920	970	—	—	920	2,901
(Gain) loss on sale of businesses, net	(47)	(8,162)	60	(1,759)	—	—	13	(9,921)
Total operating expenses	168,630	157,698	154,900	162,433	117,967	101,668	441,497	421,799
Income from operations	$21,235	$27,065	$4,756	$7,638	$5,211	$3,661	$31,202	$38,364

	For the Six Months Ended
	June 30,		June 30,
	2011		2010
Revenue
Corporate Client Group	$189,865	40.2%	$184,763	40.1%
Individual Client Group	159,656	33.8%	170,071	37.0%
Advisor Services Group	123,178	26.0%	105,329	22.9%
Consolidated	$472,699	100.0%	$460,163	100.0%

Adjusted EBITDA (1)
Corporate Client Group	$34,706	64.2%	$34,510	64.0%
Individual Client Group	13,597	25.1%	15,072	28.0%
Advisor Services Group	5,805	10.7%	4,317	8.0%
Consolidated	$54,108	100.0%	$53,899	100.0%

	For the Six Months Ended
	June 30,	June 30,
	2011	2010
Organic revenue
Corporate Client Group	4.0%	4.7%
Individual Client Group	-5.3%	3.6%
Advisor Services Group	16.9%	12.3%
Consolidated	3.5%	6.1%

(1) The reconciliation of Adjusted EBITDA per reportable segment does not include the following items, which are not allocated to any of the Company’s reportable segments: income tax expense, interest income, interest expense, gain on early extinguishment of debt and other, net.  These items are included in the reconciliation of Adjusted EBITDA to net income on a consolidated basis.

CORPORATE OVERVIEW
(Unaudited - dollars in thousands, except per share data)
	At or for the Three Months Ended
	June 30,	June 30,
	2011	2010
GAAP net income	$9,490	$12,069
Amortization of intangibles	7,897	8,206
Depreciation	3,037	3,005
Impairment of goodwill and intangible assets	920	—
Tax benefit of impairment of goodwill and intangible assets	(364)	88
Non-cash interest, net of tax	637	1,838
Accelerated vesting RSUs, net of tax	—	—
Gain on debt, net of tax	—	—
Cash earnings	$21,617	$25,206

GAAP net income per share - diluted	$0.21	$0.27
Amortization of intangibles	0.17	0.19
Depreciation	0.07	0.07
Impairment of goodwill and intangible assets	0.02	—
Tax benefit of impairment of goodwill and intangible assets	(0.01)	—
Non-cash interest, net of tax	0.01	0.04
Accelerated vesting RSUs, net of tax	—	—
Gain on debt, net of tax	—	—
Impact of diluted shares on cash earnings not reflected in GAAP net loss per share - diluted (1)	—	—
Cash earnings per share - diluted (2)	$0.48	$0.57

Shares outstanding, beginning of period	43,976	41,926
Common shares issued for acquisitions during period	—	—
Common shares issued for contingent consideration and escrow during period	—	535
Common shares issued for stock-based awards during period	92	214
Common shares repurchased during period	(733)	(89)
Common shares issued under ongoing incentive program	—	—
Other	22	33
Shares outstanding, end of period	43,357	42,619

Weighted average common shares outstanding	43,925	42,499
Dilutive effect of contingent consideration and ongoing incentive payments	—	128
Dilutive effect of stock-based awards	954	1,717
Dilutive effect of escrow, stock subscriptions and other	6	9
Dilutive effect of senior convertible notes	396	—
Weighted average common shares outstanding - diluted (1)	45,281	44,353

Debt to total capitalization	32.6%	43.4%

Total NFP owned businesses at period end	145	145

(1) To calculate GAAP net loss per share, weighted average common shares outstanding - diluted is the same as weighted average common shares outstanding - basic due to the anti-dilutive effects of other items caused by  a GAAP net loss position.  However, in periods which the Company reports positive cash earnings with a GAAP net loss, the Company uses weighted average common shares outstanding – diluted to calculate cash earnings per share – diluted only.
(2)  The sum of the per share components of cash earnings per share - diluted may not agree to cash earnings per share - diluted due to rounding.

INTANGIBLES AND GOODWILL DATA
(Unaudited - in thousands)
	At or for the Three Months Ended
	June 30,	June 30,
	2011	2010
Intangible Assets:
Book of business	$77,486	$94,270
Management contracts	231,946	243,913
Trade name	4,782	4,782
Institutional customer relationships	10,249	11,121
Goodwill	62,589	66,344
Total intangible assets and goodwill	$387,052	$420,430

Amortization Expense & Impairment Loss:
Book of business	$4,400	$4,711
Management contracts	4,199	3,277
Trade name	—	—
Institutional customer relationships	218	218
Goodwill	—	—
Total amortization expense & impairment loss	$8,817	$8,206

CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION (BALANCE SHEET)
(Unaudited - in thousands)
	At
	June 30,	December 31,
	2011	2010
ASSETS
Current assets:
Cash and cash equivalents	$138,621	$128,830
Fiduciary funds - restricted relating to premium trust accounts	72,486	82,647
Commissions, fees and premiums receivable, net	90,084	120,572
Due from principals and/or certain entities they own	7,910	7,981
Notes receivable, net	5,006	6,128
Deferred tax assets	13,865	13,865
Other current assets	29,438	17,442
Total current assets	357,410	377,465
Property and equipment, net	35,866	37,359
Deferred tax assets	5,184	5,836
Intangibles, net	324,463	337,833
Goodwill, net	62,589	60,894
Notes receivable, net	29,096	30,724
Other non-current assets	43,130	42,952
Total assets	$857,738	$893,063

LIABILITIES
Current liabilities:
Premiums payable to insurance carriers	$74,188	$83,091
Borrowings	—	—
Current portion of long term debt	12,500	12,500
Income taxes payable	—	—
Due to principals and/or certain entities they own	18,005	37,406
Accounts payable	21,108	36,213
Accrued liabilities	55,609	55,673
Total current liabilities	181,410	224,883
Long term debt	100,000	106,250
Deferred tax liabilities	1,552	1,552
Convertible senior notes	89,679	87,581
Other non-current liabilities	67,361	64,585
Total liabilities	440,002	484,851

STOCKHOLDERS' EQUITY
Preferred stock at par value	—	—
Common stock at par value	4,653	4,596
Additional paid-in capital	904,400	902,153
Accumulated deficit	(410,048)	(425,063)
Treasury stock	(80,787)	(73,458)
Accumulated other comprehensive income	(482)	(16)
Total stockholders' equity	417,736	408,212
Total liabilities and stockholders' equity	$857,738	$893,063

CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited - in thousands)
	At or for the Three Months Ended		At or for the Six Months Ended
	June 30,	June 30,	June 30,	June 30,
	2011	2010	2011	2010
Cash flow from operating activities:
Net income (loss)	$9,492	$12,069	$16,368	$19,059

Adjustments to reconcile to net cash provided by (used in) operating activities:
Deferred taxes	—	5,005	—	5,356
Stock-based compensation	1,348	2,727	2,761	5,678
Impairment of goodwill and intangible assets	920	—	920	2,901
Amortization of intangibles	7,897	8,206	15,859	16,544
Depreciation	3,037	3,005	6,114	6,011
Accretion of senior convertible notes discount	1,054	3,128	2,098	6,035
Loss (gain) on sale of businesses, net	13	(7,690)	13	(9,921)
Loss on sublease	—	—	—	1,766
Bad debt expense	(89)	815	478	839
Other, net	(465)	(546)	(943)	(948)

(Increase) decrease in operating assets:
Fiduciary funds - restricted relating to premium trust accounts	3,825	(11,896)	10,161	(10,186)
Commissions, fees and premiums receivable, net	1,827	1,268	30,435	30,900
Due from principals and/or certain entities they own	(1,773)	(1,382)	71	(1,442)
Notes receivable, net - current	504	(47)	1,122	2,272
Other current assets	(2,814)	(4,656)	(11,996)	(5,659)
Notes receivable, net - non-current	1,447	(4,049)	903	(6,596)
Other non-current assets	(806)	1,083	(178)	59

Increase (decrease) in operating liabilities:
Premiums payable to insurance carriers	(810)	13,533	(8,903)	11,206
Income taxes payable	—	(525)	15	(6,325)
Due to principals and/or certain entities they own	6,834	6,971	(19,459)	(17,410)
Accounts payable	2,949	1,722	(15,105)	(4,562)
Accrued liabilities	5,775	7,888	270	(6,224)
Other non-current liabilities	(295)	624	2,927	2,803
Total adjustments	30,378	25,184	17,563	23,097
Net cash provided by operating activities	39,870	37,253	33,931	42,156

Cash flow from investing activities:
Proceeds from disposal of businesses	38	476	38	5,507
Purchases of property and equipment, net	(2,539)	(2,334)	(4,621)	(5,267)
Proceeds from (payments for) acquired firms, net of cash	(65)	1,223	(4,062)	1,223
Proceeds from (payments for) contingent consideration	—	(3,900)	—	(10,704)
Net cash used in investing activities	(2,566)	(4,535)	(8,645)	(9,241)

Cash flow from financing activities:
Repayments of short term debt	—	(35,000)	—	(40,000)
Repayment of long term debt	(3,125)	—	(6,250)	—
Proceeds from issuance of senior convertible notes	—	125,000	—	125,000
Senior convertible notes issuance costs	—	(4,113)	—	(4,113)
Purchase of call options	—	(33,913)	—	(33,913)
Sale of warrants	—	21,025	—	21,025
Proceeds from stock-based awards, including tax benefit	583	1,140	2,516	2,834
Shares cancelled to pay withholding taxes	(49)	(48)	(2,958)	(1,906)
Repurchase of common stock	(8,803)	—	(8,803)	—
Dividends paid	—	(1)	—	(67)
Net cash (used in) provided by financing activities	(11,394)	74,090	(15,495)	68,860
Net increase (decrease) in cash and cash equivalents	25,910	106,808	9,791	101,775
Cash and cash equivalents, beginning of period	112,711	50,961	128,830	55,994
Cash and cash equivalents, end of the period	$138,621	$157,769	$138,621	$157,769

Supplemental disclosures of cash flow information
Cash paid for income taxes	$3,997	$9,267	$11,350	$20,703
Cash paid for interest	$3,479	$317	$4,455	$1,701

DEFINED TERMS

Accelerated Vesting of certain RSUs:	Portion of Total Management Fees attributed to accelerated vesting of approximately 1.5 million RSUs granted to certain principals. The accelerated vesting occurred on September 17, 2010.

Adjusted EBITDA:
Net income excluding income tax expense, interest income, interest expense, gain on early extinguishment of debt, other, net, amortization of intangibles, depreciation, impairment of goodwill and intangible assets, (gain) loss on sale of businesses, pre-tax impact of the accelerated vesting of certain RSUs and any change in estimated contingent consideration amounts recorded in accordance with purchase accounting that have been subsequently adjusted and recorded in the consolidated statement of operations.

Adjusted Income (Loss) before Management Fees:	Income before management fees excluding corporate income.

Base Earnings of Acquired Firms:	Represents the cumulative preferred portion of Target Earnings of Acquired Firms that NFP capitalizes at the time of acquisition of a firm.

Basic Management Fees:
Represents the expense incurred for payments made or amounts owed to NFP principals and/or certain entities they own based on the financial performance of the firms they manage.  Basic management fees largely consist of: firm earnings in excess of base earnings up to target earnings, plus a portion of the earnings in excess of target earnings in accordance with the ratio of base earnings to target earnings.

Basic Management Fees Percentage:	Basic Management Fees as a percentage of gross margin before management fees.

Cash Earnings:
Net income excluding amortization of intangibles, depreciation, the after-tax impact of the impairment of goodwill and intangible assets, the after-tax impact of non-cash interest expense and the after-tax impact of certain non-recurring items.

Cash Earnings per Share - Diluted:	Represents Cash Earnings divided by weighted average diluted shares outstanding.

Common Shares Issued for Acquisitions:	Represents the portion of consideration paid in the form of shares of NFP common stock for acquisitions closed during the period presented.

Common Shares Issued for Contingent Consideration and Escrow:	Represents the portion held in escrow or contingent consideration paid in the form of shares of NFP common stock during the period presented.

Common Shares Issued for Stock-Based Awards:	Represents the number of shares of NFP common stock issued under NFP's various Stock Incentive Plans during the period presented.

Common Shares Issued under Ongoing Incentive Program:	Represents the number of shares of NFP common stock issued under NFP's ongoing incentive program.

Common Shares Repurchased:	Represents shares of NFP common stock repurchased during the period, whether in an open market transaction or privately from a firm principal or other stockholder.

Corporate Income:
The allocation of corporate revenue and expenses to businesses where management fees are earned on a standalone basis.  Since the Advisor Services Group is primarily comprised of NFPSI, an entity for which no management fees are paid, and earnings are not being shared with principals, all revenue and expenses from the Advisor Services Group are considered a component of Corporate Income.

Debt to Total Capitalization:	Calculated as debt outstanding at the end of the period divided by the sum of debt outstanding and total stockholders' equity at the end of the same period.

Incentive and Other Management Fees:
Largely represents the portion of management fees expense due to accruals for certain performance-based incentive amounts payable under NFP’s ongoing incentive plan, BIP plan (business incentive plan) and other management fee amounts due to principals.

DEFINED TERMS

Income (Loss) Before Management Fees:
The Company defines income before management fees as income from operations excluding management fees, amortization, depreciation, impairment of intangible assets and the (gain) loss on sale of businesses.  Income before management fees is a metric management utilizes in its evaluation of the profitability of an NFP-owned business before principals receive participation in the earnings.

Intangible Assets - Book of Business:
A portion of the purchase price of acquisitions made by NFP is allocated to book of business.  The amount allocated to this component is largely determined by the amount of recurring revenue of the acquired firm.  The book of business is amortized on a straight-line basis over a ten-year period.

Intangible Assets - Goodwill:
The residual amount of the purchase price not allocated to book of business, management contracts and trade name is allocated to goodwill.  In accordance with GAAP, goodwill and intangible assets deemed to have indefinite lives are not amortized but are reviewed annually (or more frequently if impairment indicators arise) for impairment. Goodwill amortization after January 1, 2002 is entirely related to impairment losses or firms that NFP disposed.

Intangible Assets - Institutional Customer Relationships:
A portion of the purchase price of an acquisition made by NFP is allocated to institutional customer relationships.  The value of the asset is derived from recurring revenue generated from these institutional customers in place at the time of the acquisition, net of an allocation of expenses and is assumed to decrease over the life of the asset due to the attrition of the institutional relationships acquired.  Institutional customer relationships are amortized on a straight-line basis over an eighteen-year period.

Intangible Assets - Management Contracts:
A portion of the purchase price of acquisitions made by NFP is allocated to management contracts.  The amount allocated to this component is largely determined by the amount of non-recurring revenue of the acquired firm as well as an assumption for the lost production of the principal(s) of the firm at retirement.  The management contract is amortized on a straight-line basis over a twenty-five year period.

Intangible Assets - Trade Name:	NFP generally allocates approximately 1% of the purchase price of an acquisition to trade name, which is determined to have an indefinite life and, therefore, is not amortized.

Management Fees Percentage (Basic, Total, Total (excluding accelerated vesting of RSUs)):	Applicable management Fees as a percentage of adjusted income before management fees.

Organic Revenue Growth:
The Company uses organic revenue growth as a comparable revenue measurement for future periods. The Company excludes the first twelve months of revenue generated from new acquisitions and the revenue derived from businesses fully disposed of in each period presented. With respect to Sub-Acquisitions, the Company establishes an internal revenue generation expectation (the “acquired revenue”) of a new Sub-Acquisition. During the first twelve months immediately following the Sub-Acquisition, the Company reduces the acquired revenue amount from the actual revenue generated by the Sub-Acquisition and includes the revenue growth above or below acquired revenue within the organic growth percentage.  With respect to situations where a significant portion of a business' assets have been disposed, the Company reduces the prior year’s comparable revenue proportionally to the percentage of assets that have been disposed to facilitate an equitable organic growth comparison.

Principal Incentive Plan (PIP) Management Fees:	Represents the expense incurred due to accruals for certain performance-based incentive amounts payable under NFP’s Principal Incentive Plan (PIP).

Stock-based Compensation Management Fees:	Represents the portion of management fee expense for stock awards issued to NFP’s principals.

Sub-Acquisitions:	A transaction in which an existing NFP-owned business acquires a new entity or book of business.

Target Earnings of Acquired Firms:
Represents the target business’s annual  earnings, before interest, taxes, depreciation and amortization, and adjusted for expenses that will not continue post-acquisition, such as compensation to former owners who become principals (“Target  EBITDA”).  The target business’s Target EBITDA is considered “target earnings,” typically two times “base earnings.”

Total Management Fees:
Represents the payments made to NFP principals and/or certain entities they own based on the financial performance of the firms they manage.  Management Fees include: Basic Management Fees, Principal Incentive Plan (PIP) Management Fees, Stock-based Compensation Management Fees, Accelerated vesting of certain RSUs and Incentive and Other Management Fees.